Exhibit 99.2 Q2 2018 Earnings Presentation August 8, 2018

Q2 2018 Earnings Call Agenda I. Introduction Tomas Johnston, Acting General Counsel II. Operational Highlights Chris Bradshaw, President and CEO III. Financial Review Jennifer Whalen, SVP and CFO IV. Market Commentary Chris Bradshaw, President and CEO V. Questions & Answers 2

Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements.” Forward-looking statements give the Company’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Such risks, uncertainties and other important factors include, among others, the Company’s dependence on, and the cyclical and volatile nature of, offshore oil and gas exploration, development and production activity, and the impact of general economic conditions and fluctuations in worldwide prices of and demand for oil and natural gas on such activity levels; the Company’s reliance on a small number of customers and the reduction of its customer base resulting from bankruptcies or consolidation; risks that the Company’s customers reduce or cancel contracted services or tender processes; cost savings initiatives implemented by the Company’s customers; risks inherent in operating helicopters; the Company’s ability to maintain an acceptable safety record; the impact of increased United States (“U.S.”) and foreign government regulation and legislation, including potential government implemented moratoriums on drilling activities; the impact of a grounding of all or a portion of the Company’s fleet for extended periods of time or indefinitely on the Company’s business, including its operations and ability to service customers, results of operations or financial condition and/or the market value of the affected helicopter(s); the Company’s ability to successfully expand into other geographic and aviation service markets; risks associated with political instability, governmental action, war, acts of terrorism and changes in the economic condition in any foreign country where the Company does business, which may result in expropriation, nationalization, confiscation or deprivation of the Company’s assets or result in claims of a force majeure situation; the impact of declines in the global economy and financial markets; the impact of fluctuations in foreign currency exchange rates on the Company’s asset values and cost to purchase helicopters, spare parts and related services; risks related to investing in new lines of service without realizing the expected benefits; risks of engaging in competitive processes or expending significant resources for strategic opportunities, with no guaranty of recoupment; the Company’s reliance on a small number of helicopter manufacturers and suppliers; the Company’s ongoing need to replace aging helicopters; the Company’s reliance on the secondary helicopter market to dispose of older helicopters; the Company’s reliance on information technology; the impact of allocation of risk between the Company and its customers; the liability, legal fees and costs in connection with providing emergency response services; adverse weather conditions and seasonality; risks associated with the Company’s debt structure; the Company’s counterparty credit risk exposure; the impact of operational and financial difficulties of the Company’s joint ventures and partners and the risks associated with identifying and securing joint venture partners when needed; conflict with the other owners of the Company’s non-wholly owned subsidiaries and other equity investees; adverse results of legal proceedings, the incurrence of significant costs in connection with the Company’s pursuit of legal remedies, the Company’s ability to obtain insurance coverage and the adequacy and availability of such coverage; the Company’s ability to remediate the material weaknesses it has identified in its internal controls over financial reporting described in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018 and in its Annual Report on Form 10-K for the year ended December 31, 2017; the possibility of labor problems; the attraction and retention of qualified personnel; restrictions on the amount of foreign ownership of the Company’s common stock; and various other matters and factors, many of which are beyond the Company’s control. These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact the Company’s business. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 3

Non-GAAP Financial Measures Reconciliation This presentation includes EBITDA and Adjusted EBITDA as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest (includes interest income and interest expense), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for SEACOR Management Fees and certain other special items that occurred during the reporting period. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, nor as a substitute for analysis of the Company’s results as reported under GAAP. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. The Company also presents net debt, which is a non-GAAP measure, defined as total principal balance on borrowings less cash and cash equivalents, including escrow balances. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. A reconciliation of EBITDA, Adjusted EBITDA, Adjusted EBITDA further adjusted to exclude gains on asset dispositions and net debt is included in this presentation. This presentation also includes the Company’s interest coverage ratio and senior secured leverage ratio.  The interest coverage ratio is the ratio for the most recently ended four consecutive fiscal quarters of EBITDA (as defined in the Company’s credit facility) less dividends and distributions and the amount of any cash proceeds received from the sale of assets included in EBITDA divided by interest expense.  The senior secured leverage ratio is calculated by dividing senior secured debt (as defined in the Company’s credit facility) by EBITDA.  Neither the interest coverage ratio nor the senior secured leverage ratio is a measure of operating performance or liquidity defined by GAAP and may not be comparable to similarly titled measures presented by other companies. EBITDA is calculated differently under the Company’s credit facility (as amended) than as presented elsewhere in this presentation. Illustrative last-twelve month ("LTM") adjusted recurring free cash flow (“LTM Recurring Adjusted Free Cash Flow”) represents our Net Cash Provided by Operating Activities adjusted to exclude professional services fees paid in respect of litigation settled in the third quarter of 2018 and changes in operating assets and liabilities less capital expenditures unrelated to new helicopters.   Management believes that the use of LTM Recurring Adjusted Free Cash Flow is meaningful as it measures the Company’s ability to generate cash from its business after excluding cash payments made for what management considers extraordinary matters.  Management uses this information as an analytical indicator to assess the Company’s liquidity and performance.  However, investors should not assume the measure represents the residual cash flow available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations.  In addition,  numerous methods may exist for calculating a company's free cash flow. As a result, the method used by  management to calculate LTM Recurring Adjusted Free Cash Flow may differ from the methods used by other companies to calculate their free cash flow. 4

Safety Update and Financial Flexibility • Era has achieved its dual goals of ZERO air accidents and ZERO recordable workplace injuries YTD 2018 • Total available liquidity as of August 3, 2018 was approximately $173 million – $49 million in cash balances – $124 million of remaining availability under the Company’s credit facility • Era generated $10 million of cash from asset sales in Q2 2018 – Net cash flows from operating and investing activities were positive $15 million in Q2 • Continue to prioritize the protection of the Company’s strong balance sheet – Limited debt maturities prior to 2021 – Manageable fixed charge obligations ($4 million in Q2; will decrease with the repayment of all outstanding borrowings under the revolving credit facility in July) • All of the Company's unfunded capital commitments may be canceled without further liability other than forfeiture of previously paid deposits of $2 million 5

Primed for Free Cash Flow Generation Strong Balance Sheet Limited Debt Maturities prior to 2021 Efficient Cost Structure Free Cash Flow Generation Manageable Fixed Charge Obligations • Illustrative LTM Recurring Adjusted Free Cash Flow was +$22 million(1) No Significant Firm Capital Commitments (1) Non-GAAP metric. Please see calculation on next page and disclaimer language on page 4 of the presentation 6

Illustrative LTM Recurring Adjusted Free Cash Flow (1) Three Months Ended ($000s) 9/30/2017 12/31/2017 3/31/2018 6/30/2018 LTM Net cash provided by operating activities $ 4,554 $ 2,168 $ (1,030) $ 6,168 $ 11,860 Less: Changes in operating assets and liabilities (2) (758) 97 6,273 (5,950) (338) Plus: Non-routine professional services fees (3) 1,904 2,175 3,856 7,146 15,081 Less: Capex (excl. new helicopter payments) (4) (597) (888) (841) (2,174) (4,500) Illustrative Recurring Adjusted Free Cash Flow (1) $ 5,103 $ 3,552 $ 8,258 $ 5,190 $ 22,103 (1) Non-GAAP metric. Please see disclaimer on page 4 of this presentation (2) Adjustment to normalize period-to-period changes in working capital and other operating assets and liabilities (3) Related to litigation that has now been settled (4) Excludes payments related to new helicopter deliveries. All of the Company's unfunded capital commitments are cancellable 7

Impact of Non-routine Fees and Foreign Currency Movements • Two items have made the comparison of recent quarterly results less straightforward – Non-routine professional services fees related to litigation that has now been settled – Foreign currency gains (losses), which are primarily non-cash and primarily related to the Brazilian real • The following table highlights the impact of these items on EBITDA adjusted to exclude special items and gains (losses) on asset dispositions (1) Sequential Quarter Calendar Quarter ($000s) Q2 2018 Q1 2018 Variance Q2 2017 Variance Adjusted EBITDA excluding Gains(1) $ 2,198 $ 8,100 $ (5,902) $ 7,483 $ (5,285) Plus: Non-routine professional services fees(2) 7,146 3,856 3,290 933 6,213 Foreign currency losses (gains), net 1,075 (74) 1,149 136 939 $ 10,419 $ 11,882 $ (1,463) $ 8,552 $ 1,867 • Per the above table, after excluding the impact of non-routine professional services fees and foreign currency movements, EBITDA adjusted to exclude special items and gains (losses) on asset dispositions was $10.4 million in Q2 2018 – $1.5 million lower than Q1 2018, primarily due to higher repairs and maintenance expenses – $1.9 million higher than Q2 2017, primarily due to lower personnel expenses (1) Non-GAAP metric. Please see calculation and details on page 17 and 19 of this presentation (2) Related to litigation that has now been settled 8

Q2 2018 Highlights – Sequential Quarter Comparison • Revenues were $0.4 million higher in Q2 2018 Revenues ($000s) – Higher utilization of heavy helicopters in U.S. oil and gas operations and higher dry-leasing revenues – Partially offset by lower revenues from international oil $75,000 and gas operations 57,322 57,728 $50,000 • Operating expenses were $2.7 million higher primarily due to: – Higher repairs and maintenance expenses related to $25,000 power-by-the-hour ("PBH") expense and the timing of repairs $0 – Partially offset by lower personnel costs and other Q1 2018 Q2 2018 operating expenses • G&A expenses were $2.7 million higher due to an increase in non-routine professional services fees, related to litigation that has now been settled – Non-routine professional services fees of $7.1 million in Q2 compared to $3.9 million in Q1 • Net loss on asset dispositions was $2.0 million • Q2 included adverse impact of $1.1 million in foreign currency losses primarily related to the Brazilian real • Adjusted EBITDA decreased by $12.3 million • Net loss to Era Group of $10.4 million 9

Q2 2018 Highlights – Calendar Quarter Comparison • Revenues were $0.2 million lower than Q2 2017 Revenues ($000s) – Primarily due to the absence of flightseeing revenues following the sale of the Company's flightseeing assets in early 2018 and the recognition of lease return charges in Q2 2017 $75,000 – Partially offset by higher utilization of heavy and 57,878 57,728 medium helicopters in U.S. oil and gas operations $50,000 • Operating expenses were $1.0 million lower primarily due to: $25,000 – Personnel costs related to headcount reductions – Partially offset by higher fuel and repairs and $0 maintenance expense Q2 2017 Q2 2018 • G&A expenses were $4.9 million higher primarily due to an increase in non-routine professional services fees, related to litigation that has now been settled • Adjusted EBITDA decreased by $12.3 million • Net loss to Era Group of $10.4 million 10

Market Commentary • The offshore oil & gas market recovery has begun – But it will not be linear • Globally, there is record new demand for floating offshore drilling rigs – Currently 55 outstanding tenders for floating rigs Floater Tenders by Type Source: IHS Petrodata, Evercore ISI Research 11

Regional Market Commentary • The pace and slope of the offshore oil & gas market recovery will vary by geographic region – Over the last 12 months, we have seen a significant increase in customer activity in the U.S. Gulf of Mexico – In contrast, customer activity in our Latin American operations has been lackluster • The recent increase in new demand for floating drilling rigs has been driven by Latin America and Asia Pacific – Positive signal for our Latin American operations and our global leasing activities Floaters: Exploration Tenders by Region Floaters: Development Tenders by Region Source: IHS Petrodata, Evercore ISI Research 12

Appendix

Fleet Overview Average Owned Leased-In(a) Total Age(b) Heavy: S92 4 — 4 2 H225 2 — 2 9 AW189 4 — 4 2 Total Heavy 10 — 10 Medium: AW139 36 — 36 8 S76 C+/C++ 5 — 5 12 B212 5 — 5 39 Total Medium 46 — 46 Light – twin engine: A109 7 — 7 12 EC135 13 2 15 10 BK-117 — 2 2 N/A BO-105 3 — 3 29 Total Light – twin engine 23 4 27 Light – single engine: A119 13 — 13 12 AS350 17 — 17 20 Total Light – single engine 30 — 30 Total Helicopters 109 4 113 13 Note: Fleet presented as of 6/30/2018 (a) The leases on the two BK117 helicopters expired on July 1, 2018 (b) Average for owned fleet 14

Healthy Leverage Metrics and Liquidity June 30, 2018 ($000s) • As of August 3, 2018, Era had $49 million in cash Cash and cash equivalents $ 15,057 balances and $124 million of remaining availability under the Facility for total liquidity of Credit facility $ 12,000 approximately $173 million Promissory notes 20,811 – All outstanding borrowings under the Total secured debt 32,811 revolving credit facility were repaid in July 7.750% Senior Notes 144,828 Other 643 Total debt $ 178,282 Net debt $ 163,225 Shareholders' Equity $ 436,048 Total capitalization $ 614,330 Credit Metrics: (a) Senior Secured Debt / EBITDA 0.6X EBITDA / Interest Expense 2.3X Total Debt / Total Capitalization 29% Net Debt / Net Capitalization 27% Available under credit facility $ 111,585 (a) These are non-GAAP measures. The senior secured leverage and interest coverage ratios are calculated as per the Company’s credit facility. Net Debt / Net Capitalization is calculated as total principal balance on borrowings less cash and cash equivalents (including escrow deposits) / total capitalization less cash and cash equivalents (including escrow deposits) 15

Operating Revenues and Flight Hours by Line of Service Three Months Ended Revenue ($000s) 30-Jun-18 31-Mar-18 31-Dec-17 30-Sep-17 30-Jun-17 (a) Oil and gas: U.S. $ 37,771 $ 36,536 $ 35,063 $ 36,566 $ 32,060 International 14,160 15,617 16,163 16,764 14,284 Total oil and gas $ 51,931 $ 52,153 $ 51,226 $ 53,330 $ 46,344 Dry-leasing (b) 3,256 2,572 3,680 2,632 6,688 Emergency Response Services (c) 2,541 2,597 2,625 2,488 2,710 Flightseeing — — — 2,935 2,136 $ 57,728 $ 57,322 $ 57,531 $ 61,385 $ 57,878 Three Months Ended Flight Hours 30-Jun-18 31-Mar-18 31-Dec-17 30-Sep-17 30-Jun-17 Oil and gas:(a) U.S. 6,991 5,705 5,967 6,732 5,693 International 2,185 2,296 2,218 2,754 2,205 Total oil and gas 9,176 8,001 8,185 9,486 7,898 Emergency Response Services (c) 95 100 110 90 131 Flightseeing — — — 906 673 9,271 8,101 8,295 10,482 8,702 Note: Flight hours exclude hours flown by helicopters in the dry-leasing line of service (a) Primarily oil and gas services, but also includes revenues and flight hours from utility services, such as firefighting, and VIP transport (b) Includes certain property rental income that was previously in emergency response services and oil and gas lines of service (c) Includes revenues and flight hours from SAR and air medical services 16

Quarterly Reconciliation of Non-GAAP Financial Measures Quarterly Historical EBITDA and Adjusted EBITDA (US$ in thousands) 30-Jun-17 30-Sep-17 31-Dec-17 31-Mar-18 30-Jun-18 Net Income (Loss) $ (3,072) $ (81,215) $ 61,459 $ (1,357) $ (10,516) Depreciation 11,978 12,103 10,101 10,354 10,116 Interest Income (185) (206) (119) (146) (346) Interest Expense 3,934 4,097 5,143 4,576 3,521 Income Tax (Benefit) (726) (45,237) (74,599) (738) (2,574) EBITDA $ 11,929 $ (110,458) $ 1,985 $ 12,689 $ 201 Special Items 615 117,018 2,183 (175) — Adjusted EBITDA $ 12,544 $ 6,560 $ 4,168 $ 12,514 $ 201 Gains on Asset Dispositions, Net ("Gains") (5,061) 122 541 (4,414) 1,997 Adjusted EBITDA Excluding Gains $ 7,483 $ 6,682 $ 4,709 $ 8,100 $ 2,198 Note: See page 19 of this presentation for a discussion of Special Items 17

Financial Highlights Six Months Ended Fiscal Year June 30, ($ millions) 2013 2014 2015 2016 2017 2017 2018 Revenue $ 299.0 $ 331.2 $ 281.8 $ 247.2 $ 231.3 $ 112.4 $ 115.1 Operating Expenses 186.6 204.4 171.5 169.9 167.4 79.1 78.0 G&A 38.9 44.0 42.8 36.2 42.1 20.3 26.9 Depreciation 45.6 46.3 47.3 49.3 45.7 23.5 20.5 Gains on Asset Dispositions 18.3 6.1 6.0 4.8 4.5 5.2 2.4 Goodwill Impairment — — (1.9) — — — — Loss on Impairment — — — — (117.0) — — Operating Income (Loss) 46.2 42.7 24.3 (3.4) (136.4) (5.3) (7.9) Other Income (Expense) Interest Income 0.6 0.5 1.2 0.7 0.8 0.4 0.5 Interest Expense (18.1) (14.8) (13.5) (17.3) (16.8) (7.5) (8.1) Derivative Gains (Losses) (0.1) (0.9) — — — — — Foreign Currency Gains (Losses) 0.7 (2.4) (2.6) 0.1 (0.2) (0.1) (1.0) Gain on Debt Extinguishment — — 1.6 0.5 — — 0.2 Gain on sale of FBO — — 12.9 — — — — Note Receivable Impairment — (2.5) — — — — — SEACOR Corporate Charges (0.2) — — — — — — (17.1) (20.0) (0.3) (16.0) (16.2) (7.2) (8.4) Income (Loss) before Taxes and Equity Earnings 29.1 22.6 24.0 (19.4) (152.7) (12.5) (16.3) Income Tax Expense (Benefit) 11.7 8.3 14.1 (3.4) (122.7) (2.8) 3.3 Income (Loss) before Equity Earnings 17.4 14.4 9.8 (16.0) (30.0) (9.7) (13.0) Equity Earnings (Losses) 0.9 2.7 (1.9) 1.1 1.4 0.8 1.1 Net Income (Loss) $ 18.3 $ 17 $ 7.9 $ (14.9) $ (28.6) $ (8.9) $ (11.9) Net Loss Attributable to NCI in Subsidiary 0.4 0.1 0.8 6.9 0.5 0.5 0.3 Net Income (Loss) Attributable to Era Group $ 18.7 $ 17.1 $ 8.7 $ (8.0) $ (28.1) $ (8.4) $ (11.6) Adjusted EBITDA (a) $ 95.3 $ 90.8 $ 69.0 $ 47.1 $ 30.3 $ 19.5 $ 12.7 Adjusted EBITDA Excluding Gains (a) $ 77.0 $ 84.7 $ 63.0 $ 42.3 $ 25.8 $ 14.4 $ 10.3 (a) Adjusted EBITDA is a non-GAAP measure. See next page for Adjusted EBITDA reconciliation to Net Income (Loss) 18

Reconciliation of Non-GAAP Financial Measures • Adjusted EBITDA reflects special items: – Executive severance adjustments of $2.5 million and $0.6 million in 2014 and Q2 2017, respectively – A one-time charge of $2.0 million related to operating leases on certain air medical helicopters in 2013 – A pre-tax impairment charge of $2.5 million in 2014 representing a reserve against a note receivable – A pre-tax gain of $12.9 million on the sale of the Company’s FBO in Alaska in 2015 – A pre-tax charge of $1.9 million on the impairment of goodwill in 2015 – Net pre-tax gains of $1.6 million and $0.5 million on the extinguishment of debt due to the repurchase of a portion of the 7.75% Senior Notes in 2015 and 2016, respectively – Pre-tax impairment charges of $117.0 million primarily related to the impairment of the Company’s H225 model helicopters in Q3 2017 – Adjustments of $2.0 million related to accounting for PERT and other non-cash accounting adjustments of $0.2 million in Q4 2017 – A gain on the extinguishment of debt related to a previously settled tax dispute in Brazil of $0.2 million in Q1 2018 • Historically, SEACOR charged its corporate costs and overhead charges to all of its operating divisions – These charges have been excluded from Adjusted EBITDA to more accurately reflect Era’s historical results as if the Company had not been a SEACOR subsidiary Historical EBITDA and Adjusted EBITDA Fiscal Year 6 Mos. Ended June 30, (US$ in thousands) 2013 2014 2015 2016 2017 2017 2018 Net Income (Loss) $ 18,304 $ 17,021 $ 7,899 $ (14,910) $ (28,615) $ (8,859) $ (11,873) Depreciation 45,561 46,312 47,337 49,315 45,736 23,532 20,470 Interest Income (591) (540) (1,191) (741) (760) (435) (492) Interest Expense 18,050 14,778 13,526 17,325 16,763 7,523 8,097 Income Tax Expense (Benefit) 11,727 8,285 14,117 (3,357) (122,665) (2,829) (3,312) EBITDA $ 93,051 $ 85,856 $ 81,688 $ 47,632 $ (89,541) $ 18,932 12,890 SEACOR Management Fees 168 — — — — — — Special Items 2,045 4,919 (12,697) (518) 119,816 615 (175) Adjusted EBITDA $ 95,264 $ 90,775 $ 68,991 $ 47,114 $ 30,275 $ 19,547 12,715 Gains on Asset Dispositions, Net ("Gains") (18,301) (6,101) (5,953) (4,787) (4,507) (5,170) (2,417) Adjusted EBITDA Excluding Gains $ 76,963 $ 84,674 $ 63,038 $ 42,327 $ 25,768 $ 14,377 $ 10,298 19